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                           WELLS FARGO VARIABLE TRUST

                               Corporate Bond Fund

                      Supplemented dated February 21, 2003
                  to the Combined Prospectus dated May 1, 2002,
               as supplemented May 13, 2002 and February 13, 2003,
                and the Stand-Alone Prospectus dated May 1, 2002

This supplement contains important information about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Variable Trust (the "Trust") affecting the Corporate Bond Fund (the "Fund"). At its February 4, 2003 regular meeting, the Board approved changes to the Fund's name, investment objective, principal investment strategy and certain of the Fund's non-fundamental investment policies. In addition, the Fund's portfolio management team will also change.

These changes, which do not require shareholder approval, will be effective May 1, 2003 and will be detailed in the Fund's updated Combined and Stand-Alone prospectuses dated May 1, 2003. In advance of that date, a summary of the more significant changes to the Fund is provided below:

  . A change to the Fund's name from the Wells Fargo Corporate Bond Fund to the Wells Fargo Total Return Bond Fund.

  . A change in the Fund's investment objective from seeking a high level of current income, consistent with reasonable risk to seeking total return consisting of income and capital appreciation.

  . A change in the Fund's principal strategy of investing principally in investment-grade corporate debt securities of any maturity, including U.S. Government obligations and up to 35% of total assets in below-investment grade securities to investing principally in investment-grade debt securities, which include U.S. Government obligations, corporate bonds, asset-backed securities and money market instruments.

  . A change in the Fund's investment policy from investing, under normal circumstances, at least 80% of the Fund's assets in corporate debt securities to investing at least 80% of the Fund's assets in bonds.

  . A new portfolio management team for the Fund consisting of William Stevens and Marie Chandoha, who serve as the current portfolio managers for the Montgomery Total Return Bond Fund, which is currently being advised by Wells Capital Management Incorporated.